SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2013

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646	61-1430858
(Commission File Number)	(IRS Employer Identification No.)

26462 CORPORATE AVENUE, HAYWARD, CA	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

n/a
(Former Name or Former Address, if Changed Since Last Report)
___________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 1 to Registration Rights Agreement

On November 14, 2012, Ultra Clean Holdings, Inc. (the “Company”) filed a registration statement (File No. 333-184941) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC) to register the resale of shares of common stock of the Company (the “Resale Shares”) issued to AIT Holding Company LLC (“AIT Holding”) in connection with the Company’s acquisition of American Integration Technologies LLC (“AIT”), pursuant to the Registration Rights Agreement, dated July 3, 2012, among the Company and AIT Holding (the “Registration Rights Agreement”).  On June 13, 2013, the Company and AIT Holding entered into Amendment No. 1 (“Amendment No. 1”) to the Registration Rights Agreement to, among other things, modify the period over which the Company agreed to use its reasonable best efforts to cause the Registration Statement to remain continuously effective. As amended by Amendment No. 1, the Registration Rights Agreement requires the Company to use its reasonable best efforts to cause the Registration Statement to be declared effective as soon as practicable and to remain continuously effective until the earlier of (i) one year following the date of effectiveness, subject to extension under certain circumstances, (ii) the date on which all the Resale Shares to which the Registration Statement relate have been sold and (iii) such date that all of the Resale Shares are freely transferable under Rule 144(b)(1) of the Securities Act of 1933, as amended (which, after July 3, 2013 in the case of AIT Holding or the HL Funds (defined below), shall be deemed to be three months following such date that the number of Resale Shares collectively held by AIT Holding and the HL Funds is less than ten percent (10.0%) of the aggregate number of shares of the Company’s common stock then issued and outstanding). As used herein, the “HL Funds” means, collectively, HLHZ AIT Holding, L.L.C. (“HLHZ”), Houlihan Lokey, Inc. (“HL”), affiliates of HLHZ and/or HL and/or entities managed by HL. A copy of Amendment No. 1 is attached as Exhibit 4.1 hereto and is incorporated by reference into this Current Report on Form 8-K. The above description of Amendment No. 1 is qualified in its entirety by reference to the full text of Amendment No. 1.

In addition to the Registration Rights Agreement, the Company and AIT Holding are party to an Agreement and Plan of Merger and the Company, AIT Holding, HLHZ and HL are party to a Lock-Up and Standstill Agreement, each entered into in connection with the Company’s acquisition of AIT, as more fully described under Item 1.01 of the Company’s Current Report on Form 8-K filed on May 23, 2012 (File No. 000-50646) which is incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders

The information provided in Item 1.01 hereto is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

4.1*	Amendment No. 1 to Registration Rights Agreement dated June 13, 2013 between Ultra Clean Holdings, Inc. and AIT Holding Company LLC
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*      Incorporated by reference to Exhibit 4.5 to Amendment No. 3 to Registration Statement on Form S-1 on Form S-3 (File No. 333-184941) filed with the SEC on June 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.
Date:	June 19, 2013	By:	/s/ Kevin C. Eichler
			Name:	Kevin C. Eichler
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1*	Amendment No. 1 to Registration Rights Agreement dated June 13, 2013 between Ultra Clean Holdings, Inc. and AIT Holding Company LLC
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*      Incorporated by reference to Exhibit 4.5 to Amendment No. 3 to Registration Statement on Form S-1 on Form S-3 (File No. 333-184941) filed with the SEC on June 13, 2013.